SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    Form 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) February 10, 1997

                              KRANTOR CORPORATION


Delaware                        0-19409                   22-2993066
--------                        -------                   ----------
(State or other                (Commission             (I.R.S. Employer
jurisdiction of                File Number             identification no.)
incorporation or
organization)


               120 East Industry Court, Deer Park, New York    11729
--------------------------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number including area code: (516) 586-7500



                               Page 1 of 18 Pages
                             Exhibit Index on Page 5

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

On February 10, 1997 the Registrant accepted a subscription from and agreed to issue to Beihai Tenda Seafood Ltd. ("Subscriber"), a corporation organized under the laws of PRC China Republic and domiciled there, 1,000,000 shares of its common stock (the "Shares") pursuant to exemption from registration afforded by Regulation S as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. The consideration given by the Subscriber for the issuance to it of the Shares was the delivery to the Registrant for resale of 100,000 pounds of Loligo squid 75/25 tube/tentacles no less than 3/5 and 5/8 inch packed under TENDA brand 2.5 lbs by 20 trays (50 lb. case) valued at $125,000 US (the "Goods") (see subscription agreement and purchase order (collectively the "Subscription Agreement") included herewith as exhibits.) Delivery of such goods is expected on or about March 31, 1997. Authorization for Issuance of the Stock has been sent to the Registrant's transfer agent. The Stock is expected to be forwarded to the Subscriber Off shore upon delivery of the Goods without restrictive legend, the requisite holding periods provided under Regulation S expecting to be met at such time, and the issuance of the Stock being conditioned and provided upon the representations made by Subscriber in the Subscription Agreement. There was no underwriter involved in the described transaction.

ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

No financial statements are being provided herewith. The following exhibits are included herewith:

10. Subscription Agreement (with attending purchase order) between Registrant and Subscriber dated February 10, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              KRANTOR CORPORATION



                                       by:/s/ Mitchell Gerstein, Vice President
                                          -------------------------------------
                                              Mitchell Gerstein, Vice Pres.

Dated: February 10, 1997

                                                        Registration No. 0-19409







                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                              --------------------

                                    FORM 8-K

                              --------------------

                               KRANTOR CORPORATION
                 (Exact name of Company as specified in charter)




                                    EXHIBITS

                                  EXHIBIT INDEX



No.       Exhibit                                                       Pg.


10.       Subscription Agreement (with attending purchase               6
          order) between Registrant and Subscriber dated
          February 10, 1997.